Exhibit 24-A

                             POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John C. MacFarlane, Jay D. Myster, Andrew E. Anderson and Charles E. Brunko, and each or any one of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) thereto, for the offer and sale of up to 250,000 Common Shares, $5 par value, of Otter Tail Power Company, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 14th day of April, 1997, by the following persons:


John C. MacFarlane
________________________________         ____________________________
John C. MacFarlane                       Maynard D. Helgaas


Andrew E. Anderson                       Arvid R. Liebe
________________________________         ____________________________
Andrew E. Anderson                       Arvid R. Liebe


Jeff Legge                               Kenneth L. Nelson
________________________________         ____________________________
Jeff Legge                               Kenneth L. Nelson


Thomas M. Brown                          Nathan I. Partain
________________________________         ____________________________
Thomas M. Brown                          Nathan I. Partain


Dayle Dietz                              Robert N. Spolum
________________________________         _____________________________
Dayle Dietz                              Robert N. Spolum


Dennis R. Emmen
________________________________
Dennis R. Emmen